UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2014

NOVA LIFESTYLE, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-163019	90-0746568
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 E. Washington Blvd., Commerce, CA	90040
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 888-9999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders

On June 30, 2014, Nova LifeStyle, Inc., a Nevada Corporation (the "Company") held its 2014 Annual Meeting of Shareholders. A quorum was present at the meeting as required by the Amended and Restated Bylaws of the Company. The final voting results of the matters submitted to a shareholder vote at the meeting are as follows:

Proposal 1: Election of Directors

The following seven individuals were elected to the Board of Directors of the Company to serve as directors until the 2015 Annual Meeting of Shareholders and until their successors have been duly elected and qualified by votes as follows:

Nominees	Votes Cast For	Votes Withheld	Broker Non-Votes
Ya Ming Wong	12,310,066	108,100	1,732,311
Yuen Ching Ho	12,312,366	105,800	1,732,311
Thanh H. Lam	12,312,066	106,100	1,732,311
James R. Talevich	12,271,140	147,026	1,732,311
Michael Viotto	12,270,140	148,026	1,732,311
Chung Shing Yam	12,274,802	143,364	1,732,311
Peter Kam	12,270,840	147,326	1,732,311

Proposal 2: Approval and Ratification of the Appointment of Marcum Bernstein & Pinchuk LLP as the Company's Independent Registered Public Accounting Firm

The shareholders approved and ratified the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014, as follows:

For	Against	Abstain	Broker Non-Votes

14,031,279	14,198	105,000	0

Proposal 3: Advisory Vote on the Compensation of Named Executive Officers

The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers as follows:

For	Against	Abstain	Broker Non-Votes

12,301,166	11,700	105,000	1,732,311

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Named Executive Officers

The results of the advisory, non-binding vote as to the frequency of the advisory vote on the compensation of named executive officers were as follows:

1 Year	2 Years	3 Years	Abstain

12,309,466	1,300	2,400	105,000

As described above, a majority of the votes cast at the Annual Meeting voted, in an advisory, non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s named executive officers every year. In light of such vote, and consistent with the recommendation of the Company’s Board of Directors, the Board of Directors determined that it currently intends to hold an advisory, non-binding vote to approve the compensation of the Company’s named executive officers every year.

Proposal 5: Adoption of the Nova LifeStyle, Inc. 2014 Omnibus Long-Term Incentive Plan

The shareholders approved the adoption of the Nova LifeStyle, Inc. 2014 Omnibus Long-Term Incentive Plan as follows:

For	Against	Abstain	Broker Non-Votes

12,280,402	32,764	105,000	1,732,311

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVA LIFESTYLE, INC.

Date: July 2, 2014	By:	/s/ Ya Ming Wong
Ya Ming Wong
	Its:	Chief Executive Officer